EXHIBIT 10.4
                                    GUARANTY


         WHEREAS, FILL-MOR HOLDING, INC., a Delaware corporation (the "Debtor") desires to obtain from MANUFACTURERS BANK (the "Lender"), an Illinois state banking corporation, with its principal offices at 1200 North Ashland Avenue, Chicago, Illinois 60622, a loan in the principal amount of Two Million Five Hundred Thousand and no/l00 ($2,500,000.00) Dollars (the "Loan"), to be evidenced by a Term Loan Promissory Note of even date herewith in said principal amount executed by Debtor, payable to the order of Lender with interest as therein described (such Term Loan Promissory Note, and all extensions, renewals, modifications or refinancings thereof or thereto, the "Note"); and

         WHEREAS, Lender will not make the Loan to Debtor unless the undersigned guarantor (the "Undersigned") executes and delivers this Guaranty to Lender; and

         WHEREAS, capitalized terms, unless otherwise defined herein, shall have the respective meanings assigned to such terms in the Loan Agreement (as hereinafter defined).

         NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of the Loan being made to the Debtor by the Lender, the Undersigned hereby, unconditionally guarantees, irrespective of the validity, regularity or enforceability of the Note, the Stock Pledge Agreement of even date herewith between the Debtor and Lender, encumbering 800,000 shares of the common stock of Comforce Corporation owned by Debtor (the "Stock Pledge"), the Loan Agreement of even date herewith by and among Debtor, Lender and the Undersigned (the "Loan Agreement") or any other instrument, writing or agreement relating to the Loan, the full and prompt payment to the Lender at maturity (whether by acceleration, lapse of time, or otherwise, and at all times thereafter) of the principal and interest due under the Note, and the prompt payment of all other sums which may now or hereafter become due and owing under the Note, the Stock Pledge, the Loan Agreement, and any other instrument, writing or agreement executed by the Debtor in connection with the Loan; and the Undersigned further agrees to pay all costs and expenses (including court costs and reasonable attorneys' fees), paid or incurred by the Lender in connection with the Loan or in endeavoring to collect the Loan, or any part thereof, and to enforce this Guaranty or in defending any suit based on any act of commission or omission of the Lender with respect to the Loan or this Guaranty or in connection with any repayment claim hereinbelow defined.

         The term "Guaranteed Debt", as used herein, shall be deemed to mean and include all principal and interest due and to become due under the Note, all other sums which may now or hereafter become due and owing under the Note, the Stock Pledge, the Loan Agreement, and under any other instrument, writing or agreement executed by the Debtor in connection with the Loan, and all costs and expenses described in the preceding paragraph.

         The Undersigned agrees that this Guaranty is an absolute guaranty of payment and performance and is not a guaranty of collection.

         In case of the dissolution, liquidation or insolvency (howsoever evidenced) of the Debtor or the Undersigned, or in case any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or against the Debtor or the Undersigned, all Guaranteed Debt then existing shall at the option of the Lender, without notice to anyone, become due or accrued and be payable from the Undersigned immediately.

         All payments received by the Lender from the Debtor or on account of the Guaranteed Debt, from whatever source derived, shall be taken and applied by the Lender toward payment of such of the Guaranteed Debt and in such order of application as the Lender may in its sole discretion from time to time elect, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Lender. The Lender shall have the exclusive right to determine, how, when and what application of payments and credits, if any, whether derived from the Debtor or any other source, shall be made on the Guaranteed Debt, or any part thereof, and such determination shall be conclusive upon the Undersigned.

         This Guaranty shall in all respects be continuing, absolute and unconditional and shall remain in full force and effect with respect to the Undersigned until the Loan and all other Guaranteed Debt shall be fully paid and discharged. The Undersigned irrevocably waives the right to discontinue or terminate this Guaranty.

         The Undersigned's liability hereunder shall in no way be affected or impaired by any of the following (any or all of which may be done or omitted by the Lender in its sole discretion, without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby), namely:
(a) any acceptance by the Lender of any security or collateral for, or other guarantors or obligors upon, any Guaranteed Debt; (b) the Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C., 101 et seq.) (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code; (c) any compromise, settlement, surrender, release, discharge, renewal, extension, alteration, exchange, sale, pledge or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights with respect to, any Guaranteed Debt or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; or (d) any act of commission or omission of any kind or at any time upon the part of the Lender with respect to any matter whatsoever, other than the execution and delivery by the Lender to the Undersigned of an express written release or cancellation of this Guaranty. The Undersigned hereby consents to all acts of commission or omission of the Lender hereinabove set forth.

         In order to proceed to enforce this Guaranty and hold the Undersigned liable hereunder, there shall be no obligation on the part of the Lender, at any time, to resort for payment to the Debtor or any other guarantor, or to any other person or entity, or to any collateral, security, property, liens or other rights or remedies whatsoever, all of which are hereby expressly waived by the Undersigned.

         Diligence in collection or protection, presentment, demand or protest or in giving notice to anyone of protest, dishonor, default, or nonpayment or of the creation or existence of any Guaranteed Debt or of any security or collateral therefor or of the acceptance of this Guaranty or of extension of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived by the Undersigned. The Undersigned further waives the filing of claims with a court in the event of receivership or bankruptcy of the Debtor, the benefits of all statutes of limitations, and all other demands whatsoever, and covenant that this Guaranty will not be discharged, except by complete performance of the Guaranteed Debt and any other obligations contained herein.

         The Undersigned waives any claim or other right which the Undersigned may now have or hereafter may acquire against the Debtor or any other person who is primarily or contingently liable on the Guaranteed Debt that arise from the existence or performance of the Undersigned's obligations under this Guaranty, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code, under common law, or otherwise), and all contractual, statutory or common law rights of reimbursement, exoneration, contribution, indemnification and similar rights and "claims" (as such term is defined in the Bankruptcy Code), and any right to participate in any claim or remedy of the Lender against the Debtor or any collateral therefor, which the Lender now has or hereafter acquires; whether or not such claim, remedy or right arises in equity, or under contract, statute or common law.

         The Undersigned further agrees that Lender may proceed immediately to enforce this Guaranty against the Undersigned in the event of the dissolution, liquidation or insolvency (howsoever evidenced) of the Debtor or the
Undersigned, or in case any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or against the Debtor or the Undersigned.

         The Undersigned waives every defense, counterclaim, or setoff which the Undersigned may now have, or hereafter may have, against the Debtor, or any other party liable to the Lender in any manner, and further agrees that this Guaranty shall remain fully enforceable against the Undersigned, irrespective of any defenses which the Debtor may assert on the Guaranteed Debt, including, but not limited to, failure of consideration, breach of warranty, fraud, payment, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability, accord and satisfaction, and usury. As further security, any and all debts and liabilities now or hereafter arising and owing to the Undersigned by the Debtor, or any other party liable to the Lender are hereby subordinated to the Lender's claims and are hereby collaterally assigned to Lender as security for the Undersigned's obligations hereunder. The Undersigned ratifies and confirms whatever Lender may do pursuant to the terms hereof and with respect to any collateral for the Guaranteed Debt, and agrees that Lender shall not be liable for any error or judgment or mistakes of fact or law.

         The Undersigned agrees that, to the extent that the Debtor makes a payment or payments to the Lender or the Lender receives any proceeds of collateral, which payment or payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Debtor, its estate, trustee, receiver, or any other party, including, without limitation, the Undersigned, under any bankruptcy law, state or federal law, common law, judgment, decree, or order of any court or administrative body having jurisdiction over the Lender or any of its property, or equitable cause, or any settlement or compromise of any such repayment claim effected by the Lender with the claimant (including Debtor), then to the extent of such payment or repayment, the Guaranteed Debt or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the time immediately preceding such initial payment, reduction or satisfaction, and the Undersigned shall remain jointly and severally liable to the Lender for the amount so repaid to the same extent as if such amount had never originally been received by the Lender, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing any of the Guaranteed Debt.

         The Lender may, without notice to anyone, sell or assign the Guaranteed Debt, or any part thereof, or grant participations therein, and in any such event each and every immediate or remote assignee or holder of, or participant in, all or any of the Guaranteed Debt shall have the right to enforce this Guaranty, by suit or otherwise for his benefit, as fully as if herein by name specifically given such right; but the Lender shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of the Lender, as to any part of the Guaranteed Debt retained by the Lender.

         No release or discharge of the Undersigned, or of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against any such guarantor or person, or the entry of any restraining or other order in any such proceedings, shall release or discharge the Undersigned or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Lender for the Guaranteed Debt, unless and until all of the Guaranteed Debt shall have been fully paid.

         Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         It is agreed that the Undersigned's liability hereunder is several and is independent of any other guaranties at any time in effect with respect to all or any part of the Guaranteed Debt, and that the Undersigned's liability hereunder may be enforced regardless of the existence of any such other guaranties.

         The provisions hereof shall be binding upon the Undersigned and its successors and assigns, and shall inure to the benefit of Lender's successors and assigns.

         The Undersigned assumes all responsibility for being and keeping itself informed of Debtor's present and future financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Debt and the nature, scope and extent of the risks which the Undersigned assumes and incurs hereunder, and the Undersigned agrees that the Lender shall have no duty to advise the Undersigned of information now or hereafter known to it regarding such circumstances or risks.

         This writing is intended by the parties as a final expression of this Guaranty, and is intended as a complete and exclusive statement of the terms of this Guaranty. This Guaranty shall not be or be deemed to be amended, modified, or limited orally, or by any course of conduct or dealing or in any manner other than by an instrument in writing signed by the party against which such amendment, modification or limitation is sought to be charged. There are no conditions to the full effectiveness of this Guaranty.

         This Guaranty has been delivered at Chicago, Illinois and shall be construed according to the laws of the State of Illinois, in which State it shall be performed by the Undersigned. The Undersigned agrees that, subject to the Lender's sole and absolute election, all legal actions or proceedings in any manner or respect arising out of or related to this Guaranty shall be brought and litigated only in courts having situs in Cook County, Illinois; and the Undersigned hereby consents to and submits to the jurisdiction of any local, state or federal court located within Cook County, and the Undersigned hereby waives any right the Undersigned may have to transfer or change the venue of any such legal action or proceeding.

The Undersigned waives irrevocably the right to a trial by jury in any action or proceeding to enforce or defend any rights (a) under this Guaranty or under any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith, or (b) arising from any banking relationship existing in connection with this Guaranty, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  SIGNED AND DELIVERED by the Undersigned at Chicago, Illinois, this 15th day of August, 1996.


                                              ARTRA GROUP Incorporated


                                              By:      ______________________
                                              Title:   ______________________


Attest:______________________

Title:_______________________

                          ACKNOWLEDGMENT OF SIGNATURES


STATE OF ILLINOIS)
                           )  ss.
COUNTY OF COOK )


         I, ______________________________, a Notary Public in and for the state and county aforesaid do hereby certify that before me this day personally appeared _______________________ and _______________________, the
______________________  and  ________________________,  respectively,  of  ARTRA
GROUP Incorporated, a Pennsylvania corporation, known to me to be the same persons whose names are subscribed to this Agreement as such officers, and acknowledged to me that they executed and delivered this Agreement as their own free and voluntary acts, and as the free and voluntary act of said corporation, for the uses set forth above.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this ________ day of __________________, 1996.


                                         ------------------------------------
                                                  Notary Public

                                         My Commission Expires: _____________